Exhibit 99.1

Deutsche Bank Non Deal

Road Show

12/08/05 & 12/13/05

Cautionary Statement

We will make various remarks during this presentation that constitute “forward-looking statements” for purposes of the safe harbor provisions under

The Private Securities Litigation Reform Act of 1995, including statements regarding the focus of the Company on urology and sexual health; future

Testim market share, prescriptions and sales growth and factors that may drive such growth; size and growth potential of the androgen market and the gel segment thereof and factors that may drive such growth; the effect the Company’s co-promotion partnership will have on future Testim sales and gross profit; probability of the Company’s prevailing in pending patent litigation and the timing of court decisions in these actions; theCompany’s products in development for treatment of Peyronie’s and Dupuytren’s Diseases; the Company’s products in development for androgen replacement, overactive bladder and pain using a transmucosal film delivery system; size, growth potential and competition within certain markets relevant to the Company’s product candidates; market expansion opportunities from diabetic patients; interpretation of clinical results, including the efficacy and tolerability of the Company’s product candidates as well as the reduction of side effects; the timing of the commencement and completion of clinical trials; the timing of manufacturing scale up for the Company’s product candidates; the timing of permission to enter Phase III trials for the Company’s AA4500 product candidate; competitive developments affecting the Company’s products and product candidates; the success of the Company’s development activities; and the Company’s development and operation goals for fiscal 2005, 2006 or 2007. All remarks other than statements of historical facts made during this presentation, including but not limited to, statements regarding future expectations, plans and prospects for the Company, statements regarding forward-looking financial information and other statements containing the words “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” and similar expressions, as they relate to the

Company, constitute forward-looking statements. Actual results may differ materially from those reflected in these forward-looking statements due to various factors, including general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries and those discussed in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005 under the heading

“Factors That May Affect Our Future Results”, which is on file with the Securities and Exchange Commission (the “SEC”) and may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of the Company’s home page on the Internet at

http://www.auxilium.com under the heading “Investor Relations—SEC Filings.” There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-

looking statements. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements.

In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation.

Auxilium Pharmaceuticals

Specialty pharma company currently focused on

urology and sexual health

Testim® – for the treatment of testosterone

replacement in hypogonadal men – has grown

rapidly since ‘03 launch

Established sales and marketing organization

Pipeline of product candidates aimed at unmet

medical needs

Hypogonadism Overview

Affects >20% of U.S. males over 50 and

causes serious medical conditions

We believe only about 5% of affected

population receives treatment today

Diagnosis increasing through education

and awareness

We believe aging U.S. male population

will drive TRT market growth

Signs and Symptoms of Low

Testosterone

Brain Function

Libido and erections

Energy and vigor

Irritability and depressed

mood

Cognitive function

Sleep quality

Body Composition

Fat mass – abdominal

obesity

Muscle mass and strength

Bone mineral density

Male hair density and

skin thickness

Prevalence of Low Testosterone

Increases within Disease State

Erectile Dysfunction 20%

Type-2 Diabetes 33%

HIV (men) 30%

AIDS 50%

Source: Bodie J. et al, Dhinda S. et al, Dobbs, FDA Website

Major Demographic Shift

Projected U.S. Male Population

30,381

39,502

+30%

21,337

+42%

15,069

+14%

13,212

Age 45-64

2000 2010

Age 65-84

2000 2010 2020

Source: US Census Bureau

Gels: Transformed TRT Market

($ in millions)

500

400

300

200

100

0

$459

$399

$302

$210

$340

$118 $288

$77 $198

$49 $59

$117

$35

1997 1998 1999 2000 2001 2002 2003 2004

Gel Patch Injectables Oral

Source: IMS data

Gels Continued To Grow in 2005

TRx Growth 2005 over 2004

+1.3%

+5.7%

+7.3%

Q1 Q2 Q3

Note: Total dollar value gel segment increased 12.3% as of YTD June 2005.

Source: IMS, NPA & NSP data.

Testim®

Testim® Growth Strategy

market drivers

Male sexual health

awareness

ED promotional impact

Increased screening

and testing

normal “T” enhances

outcome in ED patients

other health

parameters improved

with normal “T”

product drivers

Increase awareness

through thought

leaders

Leverage clinical data

Improve sales force

efficiencies

Modest sales force

expansion

Leverage third-party

payer coverage

Line extension

Testim® - a Leader in the Market

Proprietary, topical

1% testosterone gel

once-a-day application

self-marketed in U.S.

Launched in 2003

Approx 120 sales and marketing professionals

> 27,100 script units in October 2005

Favorable clinical and

commercial profile

comparative studies support advantages

cost-effective and convenient

broad prescription coverage

growing prescriber loyalty

Data Demonstrates

Testim®’s Advantages

13 clinical studies involving 1,600 patients

largest placebo-controlled study ever conducted

Clinical trial vs. AndroGel

30% higher testosterone absorption (p<0.001)

total testosterone

%

3	0

+

6,000

5,000

4,000

3,000

2,000

Mean AUC

0-24

(ng*h/dL)

Testim AndroGel

Mean AUC

0-24

(ng*h/dL)

free testosterone

250

200

150

100

50

0

%

4	7

+

Testim AndroGel

Note: Adjusted geometric means (CVb%) of a single-dose (50 mg testosterone), randomized,

complete crossover study of 29 hypogonadal men.

12-month Study Reveals

Lasting Results

Changes in body composition:

Lean Body Mass

Fat Mass

Bone Mineral Density

+ 4.8 lbs

- 4.0 lbs

+ 2.6%

Source: Auxilium studies published in Journal of Clinical Metabolism & Review of Urology

Sexual Activity Improved

In placebo-controlled study, 90-day results

included:

59% increase in sexual activity

Statistically significant increases in sexual

desire

Source: Auxilium studies published in Journal of Clinical Metabolism & Review of Urology

Specialized Sales Focus

94 territories, 10 regions: covers 85% of

specialty prescribers

Targeting urologists, endocrinologists and select

primary care physicians

Higher frequency of calls among the most

important prescribers – pyramid of influence

Share levels attained highest among the most

important prescribers

Testim® is the Growth Story

Strong market share with high-prescribing urologists (27%

gel market share in September 2005)

Absolute Growth in Scripts

YTD Sept. 2005 vs 2004

+47,500

+43%

+7,400

+0.7

+ + AndroGel

Testim

Testim® share of TRx of gel market

14%

12%

10%

8%

6%

4%

2%

0%

Mar-03

1.0%

14.8%

Sep-05

Source: IMS data

Quarterly Net Revenue



Testim quarterly net revenue
($ in thousands)
$2,893
$4,307
$5,634
$6,619
$7,157
$7,615
$8,797
$9,839
$11,230
Q303
Q403
Q104
Q204
Q304
Q404
Q105
Q205
Q305

Growth
Q3 2005 vs 2004:

+57%

Growth
Q3 2005 vs Q2:

+14%

AUXILIUM

Testim® Co-Promotion

Partnership

300 Oscient representatives to promote Testim®

to primary care physicians

Auxilium to promote Testim® to specialists and

select PCPs

Companies share out-of-pocket marketing costs

Two-year agreement, with possibility to extend

for six years pending OSCI reaching milestones

Phase IV to Support Growth

Market expansion

Diabetes: first study

33% of diabetic men have low testosterone

Study impact on blood sugar control

Source: Dhindsa, S et al 2004

Gel Market Dynamics

Two gels on the market, including Testim® –

limited competition in development

Current Testim® patent (exp. 2008) – new

patent filed in 4/03 (exp. 2020)

Testim® inequivalent to AndroGel by virtue of

greater absorption

AndroGel Paragraph IV challenge: Q1 ‘06

Opportunity to prevail via patent actions and court

Testim® not substitutable

Impact of transmucosal film product candidates

Testim®—Summary

We believe:

Testim® - fastest growing androgen gel

Data demonstrates Testim’s® advantages

Specialized sales focus

OSCIENT co-promote: 300 additional reps!

Phase IV to support growth

Gel market dynamics

gel therapy is fastest-growing segment of TRT market

Under-treated market with growth potential

Rapid script units growth; >27,100 script units in

October 2005

Source: IMS data

Pipeline

Pipeline Overview

We believe:

AA4500 franchise offers first-mover options for unmet

medical needs

Transmucosal film technology provides dosage

formulations for a variety of product candidates

Robust pipeline has focused projects for short-term and

additional candidates for mid- and long-term

AA4500 - A Transforming

Opportunity

We believe this is a high-potential product:

First-mover value

No effective non-surgical treatments available

Orphan drug status granted

Currently licensed for two indications

Options for licensing other indications available

Mechanism of action: scar remodeling

Dupuytren’s Disease

Affects Caucasian population – prevalence higher

among people of northern European descent

Ring and small fingers become permanently flexed

Surgery is the only approved treatment

Surgery is expensive and characterized by

numerous complications

Early Phase II data showed efficacy and tolerability

Dupuytren’s Disease

& Current Treatment Modality

Confidential

AA4500 For Dupuytren’s Disease

Confidential

Peyronie’s Disease

Affects men predominantly over 50

Plaque or hard scar area on the penis

Pain during erection and distortion of the penis

Treated by urologists

Lacks good treatment options

PABA, Vitamin E, Verapamil ineffective

surgical treatment – may shorten the penis; cause

scarring

Source: Mulhall, J. et al, June 2004

Peyronie’s Disease

& Current Treatment Modality

Before Surgery

Confidential

Surgery

AA4500 – Current Status and

Milestones

Indication

Dupuytren’s

Disease

Peyronie’s

Disease

Other

Current Status

Phase II complete

Phase IIa complete

Evaluation

2006 Goals

Phase III: commence 1st

half of year

Phase IIb: 1st half

Phase III:

commence Q4/Q1 2007

TBD

Testosterone Replacement Film

Transmucosal film treatment for hypogonadism

Testim® line extension with lower COGS

For patients who require:

more androgen than topical products

alternative dosage form

Phase II POC for Testosterone Replacement Transmucosal

Film complete. Data showed:

Increased serum testosterone levels

Product candidate was well tolerated

97% patient acceptability: 49% rating film as desirable; 48% with acceptable rating

Transmucosal Film Technology

Indication

Hypogonadism

Overactive

Bladder

Pain Products

Other Hormones

Other Urologics

Current Status

Phase II complete

Phase I complete

Formulation

Formulation

Formulation

2006 Expectations

Phase III: commence 1st

quarter of year

Partnering opportunities

Complete prototype

formulation for two candidates

TBD

TBD

Financials

Summary Income Statement

($ in thousands)

Year Ended December 31, Nine Months

2002 2003 2004 Ended 9/30/05

Revenue $— $8,822 $27,025 $29,866

Operating expenses:

Cost of goods sold 122 3,762 8,148 9,256

Research & development 14,130 7,175 15,993 17,851

S,G&A 5,626 27,475 31,210 30,427

Total Operating Expenses 19,878 38,412 55,351 57,534

Operating Loss (19,878) (29,590) (28,326) (27,668)

Net Loss (19,544) (28,875) (28,518) (27,209)

Dispensed Units 68,300 197,200 209,600

Select Balance Sheet Information

($ in thousands) as of Dec 31, 2004 as of Sept 30, 2005

Cash and cash equivalents and S/T Inv. $46,807 $64,633

Total assets 61,040 80,928

Current liabilities 15,973 20,312

Long-term liabilities 8,823 10,736

Financing-related liabilities — 6,409

Accumulated deficit (99,257) (126,466)

Total stockholders’ equity 36,244 43,471

Status of Goals for 2005

Goals

Co-Promotion Partnership for Testim®

Increase Testim® market penetration

Further develop urologic and sexual health products

In-license additional products Status

Underway in Q2

Underway

Underway

Evaluating Opportunities